Exhibit 10.21

EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of June 2, 2020, by and among Humanigen, Inc., a Delaware corporation (the “Company”), and those certain investors (the “Investors”) party to that certain Securities Purchase Agreement with the Company dated as of June 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “Purchase Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Purchase Agreement.

WHEREAS:

The Company has agreed, upon the terms and subject to the conditions of the Purchase Agreement, to sell to the Investors up to Seventy-Two Million Dollars ($72,000,000) of Shares and to induce the Investors to enter into the Purchase Agreement, the Company has agreed to provide the Investors with certain registration rights relating to the Shares purchased by them under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the promises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Investors hereby agree as follows:

1.	DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

a.       “Holder” means each of the Investors and each other Person holding Registrable Securities, any transferee or assignee thereof to whom any such Holder assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement, and any transferee or assignee thereof to whom a transferee or assignee assigns its rights under this Agreement in accordance with Section 9 and who agrees to become bound by the provisions of this Agreement.

b.       “Person” means any individual or entity including but not limited to any corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

c.       “Register,” “registered,” and “registration” refer to a registration effected by preparing and filing one or more registration statements of the Company in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis (“Rule 415”), and the declaration or ordering of effectiveness of such registration statement(s) by the United States Securities and Exchange Commission (the “SEC”).

d.       “Registrable Securities” means the Shares and the shares of Common Stock held by other Persons possessing similar rights to the registration of such shares held by them, and any and all shares of capital stock issued or issuable with respect thereto as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

e.       “Registration Statement” means one or more registration statements of the Company covering the sale of the Registrable Securities.

2.	REGISTRATION.

a.       Mandatory Registration. The Company shall, within ten (10) Business Days after the Closing Date (the “Filing Deadline”), file with the SEC an initial Registration Statement on Form S-1 covering the maximum number of Registrable Securities as shall be permitted to be included thereon in accordance with applicable SEC rules, regulations and interpretations so as to permit the resale of such Registrable Securities by the Holders under Rule 415 under the Securities Act at then prevailing market prices (and not fixed prices). The initial Registration Statement shall register only the Registrable Securities. The Holders and their respective legal counsel shall have a reasonable opportunity to review and comment upon such Registration Statement and any amendment or supplement to such Registration Statement and any related prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. Each Holder shall furnish all information reasonably requested by the Company for inclusion therein. The Company shall use its reasonable best efforts to have the Registration Statement and any amendment declared effective by the SEC at the earliest possible date. The Company shall use reasonable best efforts to keep the Registration Statement effective pursuant to Rule 415 promulgated under the Securities Act and available for the resale by the Holders of all of the Registrable Securities covered thereby at all times until the earlier of (1) the date on which the Holders shall have resold all the Registrable Securities covered thereby, or (2) the date on which all Registrable Securities may be sold by the Holders thereof pursuant to Rule 144 promulgated under the Securities Act without limitation as to volume or the manner of such sale (the “Registration Period”). The Company shall (i) register the resale of the Registrable Securities on Form S-1 pursuant to Section 2(a) and (ii) undertake to register the Registrable Securities on Form S-3 as soon as such form is available, provided that the Company shall maintain the effectiveness of the Registration Statement then in effect until such time as a Registration Statement on Form S-3 covering the Registrable Securities has been declared effective by the SEC. The Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein, or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading.

b.       Rule 424 Prospectus. The Company shall, as required by applicable securities regulations, from time to time file with the SEC, pursuant to Rule 424 promulgated under the Securities Act, the final prospectus and prospectus supplements, if any, to be used in connection with sales of the Registrable Securities under the Registration Statement during the Registration Period. The Holders and their counsel shall have a reasonable opportunity to review and comment upon such final prospectus prior to its filing with the SEC, and the Company shall give due consideration to all such comments. Notwithstanding the foregoing, the Company shall not be required to provide any Holder with an opportunity to review and comment upon any supplement to the final prospectus proposed to be filed by the Company so long as such supplement does not reflect (1) any change to the information provided by any Holder for inclusion and included in the final prospectus, or (2) alter in any respect adverse to any Holder the plan of distribution section contained in such final prospectus. The Holders shall use reasonable best efforts to comment upon such final prospectus within two (2) Business Days from the date of receipt of the final pre-filing version of such prospectus.

c.       Sufficient Number of Shares Registered. In the event the number of shares available under the Registration Statement is insufficient to cover all of the Registrable Securities, the Company shall amend the Registration Statement or file a new Registration Statement (a “New Registration Statement”), so as to cover all of such Registrable Securities (subject to the limitations set forth in Sections 2(a) and 2(g)) as soon as practicable, but in any event not later than ten (10) Business Days after the necessity therefor arises or (if later) the first date on which the Company is then permitted by the staff of the SEC (the “Staff”) or the SEC to so amend the Registration Statement or file the New Registration Statement. The Company shall use its reasonable best efforts to cause such amendment and/or New Registration Statement to become effective as soon as practicable following the filing thereof.

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d.            Effectiveness.

(i)       Subject to the last sentence of Section 9.7 of the Purchase Agreement, the Company shall use commercially reasonable efforts to have each Registration Statement declared effective as soon as practicable after such Registration Statement has been filed with the SEC. The Company shall respond in writing to comments made by the SEC in respect of a Registration Statement as soon as practicable, but in no event later than ten (10) days after the receipt of comments by or notice from the SEC that an amendment is required in order for a Registration Statement to be declared effective. By 5:30 p.m. (Eastern time) on the second Business Day following the date on which the Registration Statement is declared effective by the SEC, the Company shall file with the SEC, in accordance with Rule 424 under the 1933 Act, the final prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall notify the Investors by e-mail as promptly as practicable, and in any event, within twenty-four (24) hours, after any Registration Statement is declared effective and shall provide the Investors with such number of copies of any related Prospectus to be used in connection with the sale or other disposition of the securities covered thereby as any Investor may reasonably request.

(ii)       For not more than thirty (30) consecutive days or for a total of not more than fifty (50) days in any twelve (12) month period, the Company may suspend the use of any Prospectus included in any Registration Statement contemplated by this Section in the event that the Company determines in good faith that such suspension is necessary to (A) delay the disclosure of material nonpublic information concerning the Company, the disclosure of which at the time is not, in the good faith opinion of the Company, in the best interests of the Company or (B) amend or supplement the affected Registration Statement or the related Prospectus so that such Registration Statement or Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify each Investor in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of an Investor) disclose to such Investor any material nonpublic information giving rise to an Allowed Delay, (b) advise the Investors in writing to cease all sales under such Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable.

e.             Effect of Failure to File and Obtain and Maintain Effectiveness of Registration Statement.

(i)       If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to two percent (2.0%) of the aggregate amount invested by such Investor for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to each Investor then holding Registrable Securities in cash no later than ten (10) Business Days after the Filing Deadline and the expiry of each subsequent 30-day period, as applicable. Simple interest shall accrue at the rate of two percent (2.0%) per month on any Registration Liquidated Damages that shall not be paid by the applicable payment date until such amounts are paid in full.

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(ii)       Subject in either case to an Allowed Delay, if (A) a Registration Statement covering the Registrable Securities is not declared effective by the SEC prior to the earlier of (i) three (3) Business Days after the SEC informs the Company that no review of such Registration Statement will be made or that the SEC has no further comments on such Registration Statement (but subject to the last sentence of Section 9.7 of the Purchase Agreement), or (ii) the 30th day after the Closing Date (or the 90th day after the Closing Date if the Staff has informed the Company that it will be reviewing or monitoring such Registration Statement, or, if either the 30th or 90th, as applicable, is not a Business Day, the Business Day next succeeding such day), or (B) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement), but excluding the inability of any Investor to sell the Registrable Securities covered thereby due to market conditions or as a result of the need to correct any disclosures about such Investor furnished by such Investor to the Company in writing for inclusion in such Registration Statement (each of (A) and (B), a “Maintenance Failure”), then the Company will make pro rata payments to each Investor then holding Registrable Securities, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to two percent (2.0%) of the aggregate amount invested by such Investor in respect of the Registrable Securities then held by such Investor for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured (each, a “Blackout Period”). The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of occurrence of any Maintenance Failure (after giving effect to any applicable Allowed Delay) and the expiry of each subsequent 30-day period, as applicable. Such payments shall be made to each Investor then holding Registrable Securities in cash. Simple interest shall accrue at the rate of two percent (2.0%) per month on any such Effectiveness Liquidated Damages that shall not be paid by the applicable payment date until such amounts have been paid in full.

(iii)       The parties agree that (1) notwithstanding anything to the contrary herein or in the Purchase Agreement, no Liquidated Damages shall be payable with respect to any period after the expiration of the Registration Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Registration Period), and in no event shall the aggregate amount of Liquidated Damages payable to an Investor exceed, in the aggregate, twelve percent (12.0%) of the aggregate purchase price paid by such Investor pursuant to the Purchase Agreement and (2) except with respect to (A) the initial day of failure to file a Registration Statement by the Filing Deadline and (B) the initial day of any Maintenance Failure, in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of two percent (2.0%) of the aggregate purchase price paid by the Investors pursuant to the Purchase Agreement.

(iv)       The Liquidated Damages described in this Section 2(e) shall constitute the Investors’ exclusive monetary remedy for any failure to meet the Filing Deadline and for any Maintenance Failure, but shall not affect the right of the Investors to seek injunctive relief.

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f.            Offering. If the Staff or the SEC seeks to characterize any offering pursuant to a Registration Statement or a New Registration Statement filed pursuant to this Agreement, including without limitation, pursuant to any amendment thereto, as constituting an offering of securities that does not permit such Registration Statement to become effective and be used for resales by the Holders under Rule 415 at then-prevailing market prices (and not fixed prices), or if after the filing of a Registration Statement or New Registration Statement with the SEC, the Company is otherwise required by the Staff or the SEC to reduce the number of Registrable Securities included in such Registration Statement, then the Company shall reduce the number of Registrable Securities to be included in such Registration Statement (with the prior consent, which shall not be unreasonably withheld, of the Holders as to the specific Registrable Securities to be removed therefrom) until such time as the Staff and the SEC shall so permit such Registration Statement to become effective and be used as aforesaid. In the event of any reduction in Registrable Securities pursuant to this paragraph, the Company shall file one or more New Registration Statements in accordance with Section 2(c) until such time as all Registrable Securities have been included in Registration Statements that have been declared effective and the prospectus contained therein is available for use by the Holders. Notwithstanding any provision herein or in the Purchase Agreement to the contrary, the Company’s obligations to register Registrable Securities (and any related conditions to the Holders’ obligations) shall be qualified as necessary to comport with any requirement of the SEC or the Staff as addressed in this Section 2(f).

3.	RELATED OBLIGATIONS.

With respect to the Registration Statement and whenever any Registrable Securities are to be registered pursuant to Section 2 including on any New Registration Statement, the Company shall use its reasonable best efforts to effect the registration of the Registrable Securities in accordance with the intended method of disposition thereof and, pursuant thereto, the Company shall have the following obligations:

a.            The Company shall prepare and file with the SEC such amendments (including post-effective amendments) and supplements to any registration statement and the prospectus used in connection with such registration statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep the Registration Statement or any New Registration Statement effective at all times during the Registration Period, and, during such period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement or any New Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the Holders as set forth in the plan of distribution section of such registration statement.

b.            The Company shall permit the Holders to review and comment upon the Registration Statement or any New Registration Statement and all amendments thereto at least two (2) Business Days prior to their filing with the SEC, and not file any document in a form to which any Holder reasonably objects. Each Holder shall use its reasonable best efforts to comment upon the Registration Statement or any New Registration Statement and any amendments thereto within two (2) Business Days from the date such Holder receives the final version thereof. The Company shall furnish to the Holders, without charge any correspondence from the SEC or the staff of the SEC to the Company or its representatives relating to the Registration Statement or any New Registration Statement.

c.            Upon request of the Holders, the Company shall furnish to the Holders (i) promptly after the same is prepared and filed with the SEC, at least one copy of such registration statement and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits, (ii) upon the effectiveness of any registration statement, a copy of the prospectus included in such registration statement and all amendments and supplements thereto (or such other number of copies as any Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as any Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by such Holder. For the avoidance of doubt, any filing available to the Holders via the SEC’s EDGAR system shall be deemed “furnished to the Holders” hereunder.

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d.            The Company shall use reasonable best efforts to (i) register and qualify the Registrable Securities covered by a registration statement under such other securities or “blue sky” laws of such jurisdictions in the United States as any Holder reasonably requests, (ii) prepare and file in those jurisdictions, such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(d), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify any Holder who holds Registrable Securities of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threatening of any proceeding for such purpose.

e.            As promptly as reasonably practicable after becoming aware of such event or facts, the Company shall notify the Holders in writing of the happening of any event or existence of such facts as a result of which the prospectus included in any registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and promptly prepare a supplement or amendment to such registration statement to correct such untrue statement or omission, and deliver a copy of such supplement or amendment to the Holders (or such other number of copies as any Holder may reasonably request). The Company shall also promptly notify the Holders in writing (i) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and when a registration statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to the Holders by email no later than one (1) Business Day after such effectiveness), (ii) of any request by the SEC for amendments or supplements to any registration statement or related prospectus or related information, and (iii) of the Company's reasonable determination that a post-effective amendment to a registration statement would be appropriate.

f.             The Company shall use its commercially reasonable efforts to prevent the issuance of any stop order or other suspension of effectiveness of any registration statement, or the suspension of the qualification of any Registrable Securities for sale in any jurisdiction and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify the Holders of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

g.            The Company shall use its commercially reasonable efforts to (i) cause all the Registrable Securities to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation and quotation of all the Registrable Securities on the Principal Trading Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(g).

h.            The Company shall cooperate with the Holders to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to any registration statement and enable such certificates to be in such denominations or amounts as the Holders may reasonably request and registered in such names as the Holders may request.

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i.             The Company shall at all times engage and maintain a transfer agent and registrar with respect to its Common Stock.

j.             If reasonably requested by any Holder, the Company shall as soon as reasonably practicable, (i) incorporate in a prospectus supplement or post-effective amendment such information as the Holder believes should be included therein relating to the sale and distribution of Registrable Securities, including, without limitation, information with respect to the number of Registrable Securities being sold, the purchase price being paid therefor and any other terms of the offering of the Registrable Securities; (ii) make all required filings of such prospectus supplement or post-effective amendment as soon as practicable upon notification of the matters to be incorporated in such prospectus supplement or post-effective amendment; and (iii) supplement or make amendments to any registration statement.

k.            The Company shall use its reasonable best efforts to cause the Registrable Securities covered by any registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

l.             Within two (2) Business Days after any registration statement which includes the Registrable Securities is declared effective by the SEC, the Company shall cause its legal counsel to deliver to the transfer agent for such Registrable Securities (with copies to the Holders) confirmation that such registration statement has been declared effective by the SEC. Thereafter, if requested by any Holder at any time, the Company shall cause its legal counsel to deliver to such Holder a written confirmation whether or not the effectiveness of such registration statement has lapsed at any time for any reason (including, without limitation, the issuance of a stop order) and whether or not the registration statement is current and available to the Holder for sale of all of the Registrable Securities.

m.           The Company shall take all other reasonable actions necessary to expedite and facilitate disposition by the Holders of Registrable Securities pursuant to any registration statement.

n.            The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with, and in the manner provided by, the provisions of Rule 158 under the 1933 Act) covering a twelve-month period beginning not later than the first day of the Company’s fiscal quarter next following the applicable Effective Date of a Registration Statement.

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4.	OBLIGATIONS OF THE HOLDERS.

a.            The Company shall notify the Holders in writing of the information the Company reasonably requires from each Holder in connection with any registration statement hereunder. Each Holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it and the intended method of disposition of the Registrable Securities held by it as shall be reasonably required to effect the registration of such Registrable Securities and shall execute such documents in connection with such registration as the Company may reasonably request. Each Holder agrees that it shall prepare, execute and deliver to the Company a completed and executed selling stockholder questionnaire substantially in the form attached hereto as Exhibit A within three (3) Business Days following the date of this Agreement, and covenants that it will keep the Company apprised of any material changes in the information presented on such Holder’s questionnaire.

b.            Each Holder agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of any registration statement hereunder.

c.            Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event or existence of facts of the kind described in Section 3(e) or 3(f), such Holder will immediately discontinue disposition of Registrable Securities pursuant to any registration statement(s) covering such Registrable Securities until such Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or the first sentence of 3(e). Notwithstanding anything to the contrary, the Company shall cause its transfer agent to promptly deliver shares of Common Stock without any restrictive legend in accordance with the terms of the Purchase Agreement in connection with any sale of Registrable Securities with respect to which a Holder has entered into a contract for sale prior to the Holder's receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of Section 3(e) and for which the Holder has not yet settled.

5.	EXPENSES OF REGISTRATION.

All reasonable expenses, other than sales or brokerage commissions and the fees and expenses of counsel and other advisors to any Holder (except as provided below), incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers and accounting fees, and fees and disbursements of counsel for the Company, shall be paid by the Company. In addition, the Company shall pay the reasonable expenses of one law firm to serve as counsel to the Holders, in an amount not to exceed, in the aggregate, $25,000.

6.	INDEMNIFICATION.

a.            To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend each Holder, each Person, if any, who controls the Holder, the members, the directors, officers, partners, employees, agents, representatives of the Holder and each Person, if any, who controls the Holder within the meaning of the Securities Act or the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable and documented attorneys' fees, amounts paid in settlement or expenses, joint or several, (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon:

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(i) any untrue statement or alleged untrue statement of a material fact in the Registration Statement, any New Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading, or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to the Registration Statement or any New Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse each Indemnified Person promptly as such expenses are incurred and are due and payable, for any reasonable and documented legal fees or other reasonable and documented expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (i) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information about the Holder furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement, any New Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); (ii) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e), and the Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation and such Indemnified Person, notwithstanding such advice, used it; (iii) shall not be available to the extent such Claim is based on a failure of the Indemnified Person to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c) or Section 3(e); and (iv) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Holder pursuant to Section 9.

b.            In connection with the Registration Statement or any New Registration Statement, each Holder, severally and not jointly, agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers who signs the Registration Statement or any New Registration Statement, each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (collectively and together with an Indemnified Person, an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or are based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information about the Holder furnished to the Company by such Holder expressly for use in connection with such registration statement; and, subject to Section 6(d), the Holder will reimburse any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of such Holder, which consent shall not be unreasonably withheld; provided, further, however, that such Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to such Holder as a result of the sale of Registrable Securities pursuant to such registration statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by such Holder pursuant to Section 9.

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c.            Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its written consent, provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

d.            The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred; provided that (i) each Holder shall promptly reimburse the Company for all such payments if and to the extent it is ultimately determined, by a final and non-appealable order of a court of competent jurisdiction, that the Indemnified Person is not entitled to be indemnified by the Company for any such Indemnified Damages pursuant to this Section 6, and (ii) the Company shall promptly reimburse each Holder for all such payments if and to the extent it is ultimately determined, by a final and non-appealable order of a court of competent jurisdiction, that the Indemnified Party is not entitled to be indemnified by such Holder for any such Indemnified Damages pursuant to this Section 6.

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e.            The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7.	CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8.	REPORTS AND DISCLOSURE UNDER THE SECURITIES ACT AND EXCHANGE ACT.

With a view to making available to the Holders the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Holders to sell securities of the Company to the public without registration (“Rule 144”), the Company agrees, at the Company’s sole expense, to use reasonable best efforts to:

a.            make and keep public information available, as those terms are understood and defined in Rule 144;

b.            file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents is required for the applicable provisions of Rule 144;

c.             furnish to each Holder, unless otherwise available at no charge by access electronically to the SEC’s EDGAR system, so long as such Holder owns Registrable Securities, promptly upon request, (i) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (ii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration; and

d.            take such additional action as is requested by the Holder to enable the Holder to sell the Registrable Securities pursuant to Rule 144, including, without limitation, delivering all such legal opinions, consents, certificates, resolutions and instructions to the Company’s Transfer Agent as may be requested from time to time by the Holder and otherwise fully cooperate with such Holder and its broker to effect such sale of securities pursuant to Rule 144.

The Company agrees that damages may be an inadequate remedy for any breach of the terms and provisions of this Section 8 and that each Holder shall, whether or not it is pursuing any remedies at law, be entitled to seek equitable relief in the form of a preliminary or permanent injunctions, without having to post any bond or other security, upon any breach or threatened breach of any such terms or provisions.

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9.	ASSIGNMENT OF REGISTRATION RIGHTS.

The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Required Holders. No Holder may assign its rights under this Agreement without the written consent of the Company, other than to an “affiliate” (as such term is defined in Rule 405 promulgated under the Securities Act) of such Holder.

10.	AMENDMENT OF REGISTRATION RIGHTS.

No provision of this Agreement may be (i) amended other than by a written instrument signed by the Company and the Required Holders, or (ii) waived other than in a written instrument signed by the party against whom enforcement of such waiver is sought. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

11.	MISCELLANEOUS.

a.             A Person is deemed to be a Holder of Registrable Securities whenever such Person owns or is deemed to own of record or beneficially (i.e., held in “street name”) such Registrable Securities. If the Company receives conflicting instructions, notices or elections from two or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

b.            Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and delivered by email. Notices will be deemed to have been delivered upon receipt, when sent by email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) properly addressed to the party to receive the same. The addresses for such communications shall be:

If to the Company:

Humanigen, Inc.

E-mail: cdurrant@humanigen.com

Attention: Cameron Durrant, Chairman and Chief Executive Officer

With a copy to (which shall not constitute notice or service of process):

Polsinelli PC

E-mail:	kvold@polsinelli.com
Attention:	Kevin L. Vold, Esq.

If to any Holder, to the address of such Holder on filed with the Company from time to time,

or at such other email address and/or to the attention of such other person as the recipient party has specified to each other party three (3) Business Days prior to the effectiveness of such change. Written confirmation of receipt electronically generated by the sender's email account containing the time, date, and recipient email address shall be rebuttable evidence of receipt by email in accordance with the foregoing.

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c.            This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof. Each of the parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby. Service of process in connection with any such suit, action or proceeding may be served on each party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement. Each of the parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court. Each party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum. EACH OF THE PARTIES HERETO WAIVES ANY RIGHT TO REQUEST A TRIAL BY JURY IN ANY LITIGATION WITH RESPECT TO THIS AGREEMENT AND REPRESENTS THAT COUNSEL HAS BEEN CONSULTED SPECIFICALLY AS TO THIS WAIVER.

d.            This Agreement and the Purchase Agreement constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement and the Purchase Agreement supersede all prior agreements and understandings among the parties hereto with respect to the subject matter hereof and thereof.

e.            Subject to the requirements of Section 9, this Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of each of the parties hereto.

f.             The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

g.            This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by e-mail in a “.pdf” format data file of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

h.            Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

i.             The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

j.             This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

k.            The Company shall have no further obligations pursuant to this Agreement at the earlier of (i) such time as no Registrable Securities are outstanding and (ii) such time as the Registrable Securities covered by the Registration Statement that are not held by affiliates of the Company are, as determined by the Company, eligible for resale pursuant to Rule 144 without limitation, restriction or condition (including any current public information requirement thereunder); provided, in each case, however, that the Company’s obligations under Sections 6 and 11 of this Agreement shall remain in full force and effect following such time.

* * * * * *

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed as of day and year first above written.

THE COMPANY:

HUMANIGEN, INC.

By:	/s/ Cameron Durrant
Name: Cameron Durrant
Title: Chief Executive Officer

[Signature Page to Registration Rights Agreement]

HOLDER:

Venrock Healthcare Capital Partners II, L.P.
By: VHCP Management II, LLC
Its: General Partner

By:	/s/ David L. Stepp
Name: David L. Stepp
Title: Authorized Signatory

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

VHCP Co-Investment Holdings II, LLC
By: VHCP Management II, LLC
Its: Manager

By:	/s/ David L. Stepp
Name: David L. Stepp
Title: Authorized Signatory

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Venrock Healthcare Capital Partners III, L.P.
By: VHCP Management III, LLC
Its: General Partner

By:	/s/ David L. Stepp
Name: David L. Stepp
Title: Authorized Signatory

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

VHCP Co-Investment Holdings III, LLC
By: VHCP Management III, LLC
Its: Manager

By:	/s/ David L. Stepp
Name: David L. Stepp
Title: Authorized Signatory

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

HealthCor Offshore Master Fund, L.P.
General Partner:
HealthCor Offshore GP, LLC

By: HealthCor Group, LLC, its Managing Member

By:	/s/ Anabelle Perez Gray
Name: Anabelle Perez Gray
Title: General Counsel

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

HealthCor Sanatate Offshore Master Fund, L.P.
General Partner:
HealthCor Offshore II GP, LLC

By: HealthCor Group, LLC, its Managing Member

By:	/s/ Anabelle Perez Gray
Name: Anabelle Perez Gray
Title: General Counsel

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Valiant Capital Partners, LP

By:	/s/ Brian Miller
Name: Brian Miller
Title: CFO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Valiant Capital Master Fund, LP

By:	/s/ Brian Miller
Name: Brian Miller
Title: CFO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Valiant Employee Investment Fund, LLC

By:	/s/ Brian Miller
Name: Brian Miller
Title: CFO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Citadel Multi-Strategy Equities Master Fund Ltd.
By: Citadel Advisors LLC, its Portfolio Manager

By:	/s/ Shellane Mulcahy
Name: Shellane Mulcahy
Title: Authorized Signatory

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Ghost Tree Capital Group, LP

By:	/s/ Matthew Diaz
Name: Matthew Diaz
Title: COO/CFO/CCO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Ghost Tree Capital Group, LP

By:	/s/ Matthew Diaz
Name: Matthew Diaz
Title: COO/CFO/CCO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Ghost Tree Capital Group, LP

By:	/s/ Matthew Diaz
Name: Matthew Diaz
Title: COO/CFO/CCO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Ghost Tree Capital Group, LP

By:	/s/ Matthew Diaz
Name: Matthew Diaz
Title: COO/CFO/CCO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Ghost Tree Capital Group, LP

By:	/s/ Matthew Diaz
Name: Matthew Diaz
Title: COO/CFO/CCO

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

First Light Focus Fund, LP

By:	/s/ Mathew P. Arens
Name: Mathew P. Arens
Title: Managing Member of the GP

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

TMJ & Associates LLC

By:	/s/ Jeffrey Talpins
Name: Jeffrey Talpins
Title: Managing Member

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Oren Eisner

By:	/s/ Oren Eisner
Name: Oren Eisner
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Manouchehr Graham Taraz

By:	/s/ Manouchehr Graham Taraz
Name: Manouchehr Graham Taraz
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Peter Hirsch

By:	/s/ Peter Hirsch
Name: Peter Hirsch
Title: Myself

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Jeff Paley

By:	/s/ Jeff Paley M.D.
Name: Jeff Paley
Title: M.D.

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Logos Global Master Fund, LP
By: Logos GP, LLC
Its: General Partner

By:	/s/ Arsani William
Name: Arsani William
Title: Manager

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

KPM Tech Co., Ltd

By:	/s/ JiHoon Kim
Name: JiHoon Kim
Title: Chief Executive Officer

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Telcon RF Pharmaceutical Co., Ltd

By:	/s/ JiHoon Kim
Name: JiHoon Kim
Title: Chief Executive Officer

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Roger Griggs

By:	/s/ Roger Griggs
Name: Roger Griggs
Title: Owner

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Steven J. Lerner
Name: Steven J. Lerner
Title: Self

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Coleman Wortham, III

By:	/s/ Coleman Wortham, III
Name: Self
Title: Investor

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Kevin Penn
Name: Kevin Penn
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Michael G. Fisch 2006 Revocable Trust

By:	/s/ Michael G. Fisch
Name: Michael G. Fisch
Title: Trustee

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Jonathan Adam Abram

By:	/s/ Jonathan Adam Abram
Name: Jonathan Adam Abram
Title: Individual

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Charles Froland
Name: Charles Froland
Title: Partner

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Sallie Shuping Russell

By:	/s/ Sallie Shuping Russell
Name: Sallie Shuping Russell
Title: Self

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Blair Levin
Name: Blair Levin
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Ken Eudy
Name: Ken Eudy
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Magellan Partners I, LLC

By:	/s/ Bruce Boucher
Name: Bruce Boucher
Title: Manager

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Magellan’s Compass I LP

By:	/s/ W. Lowry Caudill
Name: W. Lowry Caudill
Title: Limited Partner, Magellan’s Compass I LP

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

The H. Stewart Parker Living Trust

By:	/s/ H. Stewart Parker
Name: H. Stewart Parker
Title: Trustee

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Ronald J. Bernstein
Name: Ronald J. Bernstein
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Ted D Meisel Trust dated 10/16/2000

By:	/s/ Ted Meisel
Name: Ted Meisel
Title: Trustee

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

AT Investors, LLC

By:	/s/ Arthur Bilger
Name: Arthur Bilger
Title: Authorized Signatory

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

The Shlain Family Trust

By:	/s/ Dr. Jordan Shlain
Name: Dr. Jordan Shlain
Title: Trustee, The Shlain Family Trust

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

By:	/s/ Paul Gilbert
Name: Paul Gilbert
Title:

[Holder’s Signature Page to Registration Rights Agreement]

HOLDER:

Beauregard Holdings LLC

By:	/s/ Stuart Lipton
Name: Stuart Lipton
Title: Manager

[Holder’s Signature Page to Registration Rights Agreement]

EXHIBIT

Exhibit A	Form Of Selling Stockholder Questionnaire